SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                           Form 8-K

                         CURRENT REPORT
              Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934

               Date of Report - March 29, 2001

                 CODORUS VALLEY BANCORP, INC.
       ---------------------------------------------------
      (Exact name of registrant as specified in its charter)

   Pennsylvania             0-15536            23-2428543
----------------------     ----------          ----------
(State or other            (Commission File    (IRS Employer
jurisdiction of            Number)             Number)
of incorporation)

105 Leader Heights Road
P.O. Box 2887
York, Pennsylvania                            17405-2887
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(Address of principal executive offices)      (Zip code)

     Registrant's telephone number including area code:  717-846-1970
                                                         ------------
                                  N/A
       -----------------------------------------------------------
         (Former name or address, if changed since last report)

     Page 1 of 76 sequentially numbered pages of manually signed copy
               Index to Exhibits found on page 4

                           FORM 8-K

Item 1.     Changes in Control of Registrant
            Not applicable.

Item 2.     Acquisition or Disposition of Assets
            Not applicable.

Item 3.     Bankruptcy or Receivership
            Not applicable.

Item 4.     Changes in Registrant's Certifying Accountant
            Not applicable.

Item 5.     Other Events
            Codorus Valley hereby files its amended Articles of Incorporation, amended Bylaws and Shareholders Rights
            Agreement Plan. See Item 7 and Exhibits 3(i), 3(ii) and 4 below.

Item 6.     Resignations of Registrant's Directors
            Not applicable.

Item 7.     Financial Statements and Exhibits
            (a)  Not applicable.
            (b)  Not applicable.
            (c)  Exhibits:
                  3(i)  Amended Articles of Incorporation ofCodorus
                        Valley Bancorp, Inc.
                  3(ii) Amended Bylaws of Codorus Valley Bancorp,Inc.
                  4     Rights Agreement dated November 4, 1995.

Item 8.     Change in Fiscal Year
            Not applicable.

Item 9.     Regulation FD
            Not applicable.

                               FORM 8-K

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Codorus Valley Bancorp, Inc.
     (Registrant)
                                      /s/ Larry J. Miller
Date:  March 29, 2001                 -------------------------
                                      Larry J. Miller
                                      President and Chief
                                        Executive Officer
                                      (Principal Executive Officer)

                           FORM 8-K

                       EXHIBIT INDEX
                                                  Page number in
                                                  manually signed
Exhibit                                                original
-------                                                ---------
3(i)   Amended Articles of Incorporation of Codorus
       Valley Bancorp, Inc.                                 5

3(ii) Amended Bylaws of Codorus Valley Bancorp, Inc.       16

4     Rights Agreement dated November 4, 1995              34